UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

Nicor Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE
The following communication was provided by Nicor Inc. to certain of its employees on or about January 25, 2011.

AGL Resources and Nicor Merger Integration Teams Formed
The Nicor members of the Merger Transition Committee announce the formation of a number of functional integration teams that will lead our efforts in identifying the best practices from each company and developing an integration plan that most successfully joins the two companies.
Integration team members have been tapped for their extensive subject matter expertise, knowledge of our businesses and industry experience. With equal representation from both companies, the integration teams will now begin the work of combining the best practices of Nicor and AGL Resources in an effort to create a new industry-leading company. The teams are charged with analyzing current metrics, financials and operating models; designing and recommending operating models to fulfill integration strategy expectations; developing a business case to support all recommendations; and creating post-merger implementation plans. Throughout the process, team members will also seek transformative opportunities — those where the coming together of AGL Resources and Nicor sets a new standard for excellence in our industry. As previously announced, Beth Reese, vice president, Operational Planning and Analysis for AGL Resources, will lead the integration teams together with Sharon Grove, assistant vice president, Customer Care for Nicor Gas.
The significant work ahead of these teams does not come without a considerable time commitment. Many of the team members will be spending time away from the office and their families to do this important work, and many employees may take on additional responsibilities while they serve on an integration team to ensure we continue to deliver the outstanding service our customers expect. Every employee plays an important role in the integration process, whether serving on an integration team or focusing on core responsibilities. Continuing to serve our customers and meet shareholder expectations during the merger transition process is critical to successfully completing the merger.
The integration teams will convene in Atlanta the week of January 31 to begin their work. For the next several weeks, the Nicor team members will be meeting with their AGL Resources counterparts in Atlanta, after which many of the AGL Resources team members will spend time at Nicor’s offices.
If you have questions about the integration process or any other aspect of the merger, visit the Merger with AGL Resources site on the Pipeline, or send your questions and thoughts to merger@nicor.com.

Following is the list of employees from Nicor and AGL Resources who are serving on an integration team. We will provide regular updates on the progress of these teams.
Claudia Colalillo
Senior Vice President, Human Resources and Corporate Communications
Rocco D’Alessandro
Executive Vice President, Operations
Paul Gracey
Senior Vice President, General Counsel and Secretary
Gerry O’Connor
Senior Vice President, Finance and Strategic Planning

Merger Integration Teams
Corporate
Myra Bierria, AGL Resources
Jeff Brown, AGL Resources
Steve Cave, AGL Resources
Kathy Christel, Nicor
Claudia Colalillo, Nicor
Mike Culpepper, Nicor
Jennifer Fiorenza, AGL Resources
Jeff Gabriel, Nicor
Paul Gracey, Nicor
Nina Hunter, Nicor
Jill Kelley, Nicor
Jim Kibler, AGL Resources
Grace Kolvereid, AGL Resources
Dan Lambert, Nicor
Dan Lambright, AGL Resources
Ron Lepionka, AGL Resources
Neil Maloney, Nicor
Annette Martinez, Nicor
Becky Meggesin, Nicor
Gerry O’Connor, Nicor
Donna Peeples, AGL Resources
Karen Pepping, Nicor
Melanie Platt, AGL Resources
Beth Reese, AGL Resources
Doug Ruschau, Nicor
Bryan Seas, AGL Resources
Bob Schnorr, AGL Resources
Dave Smith, AGL Resources
Joe Surber, AGL Resources
Anne Tkacs, AGL Resources
Paul Wagner, AGL Resources
Barbara Zeller, Nicor
Mike Zumach, Nicor
Distribution Operations
Rocco D’Alessandro, Nicor
Jodi Gidley, AGL Resources
Len Gilmore, Nicor
Bob Goad, Nicor
Jim Griffin, Nicor
Greg Konwinski, Nicor
Scott Lewis, Nicor
Steve Lindsey, AGL Resources
Brian MacLean, AGL Resources
Anthony McCain, Nicor
Connie McIntyre, AGL Resources
Steve Murphy, AGL Resources
Donna Peeples, AGL Resources
Charles Rawson, AGL Resources
Jay Sutton, AGL Resources
Somali Tomczak, Nicor
Shirley Welte, Nicor
Pat Whiteside, Nicor
Clint Whybark, Nicor
Retail
Robert Cumbie, AGL Resources
Paul DeLacey, Nicor
Dennis Donovan, Nicor
John Jamieson, AGL Resources
Jeff Howell, AGL Resources
Dale Larkin, Nicor
Todd Lyle, Nicor
Michael Nieman, AGL Resources
Barbara Porter, Nicor
Storage
Steve Cittadine, Nicor
Mike Craig, AGL Resources
John Fortman, Nicor
Dana Grams, AGL Resources
Jim Pitts, AGL Resources
Chris Schulz, Nicor
Wholesale
Berney Aucoin, AGL Resources
Steve Cittadine, Nicor
James Goerig, AGL Resources
Brian Little, AGL Resources
Chris Schulz, Nicor
Shipping
Drew Evans, AGL Resources
Rick Hawley, Nicor
Other Energy Ventures
Mike Braswell, AGL Resources
Steve Cittadine, Nicor
Dan Dodge, Nicor
Pete Tumminello, AGL Resources
Forward Looking Statements
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”).
These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company; and the expected timing of the completion of the transaction. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although AGL Resources and Nicor believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources and Nicor stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in each of AGL Resources’ and Nicor’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed merger will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in each of AGL Resources’ and Nicor’s Annual Report on Form 10-K for the fiscal year December 31, 2009, and Item 1.A in each of AGL Resources’ and Nicor’s most recent Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010. AGL Resources and Nicor caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to AGL Resources and Nicor, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to AGL Resources and Nicor or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this presentation. Neither AGL Resources nor Nicor undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.
Additional Information
In connection with the proposed merger, AGL Resources plans to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. AGL Resources and Nicor will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, free of charge, at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in its definitive proxy statement filed with the SEC by AGL Resources on March 15, 2010, and information regarding Nicor directors and executive officers is available in its definitive proxy statement filed with the SEC by Nicor on March 10, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.